UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brinker International, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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P.O. BOX 8016, CARY, NC 27512-9903	Brinker International, Inc. Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on
November 18, 2021
For Shareholders as of record on September 20, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the 2021 Notice of Annual Meeting and Proxy Materials and 2021 Annual Report (the “proxy materials”), and to obtain directions to attend the meeting go to: www.proxydocs.com/EAT

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/EAT

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one.

There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before November 8, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/EAT	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Brinker International, Inc.

Meeting Type: Annual Meeting of Shareholders

Date: Thursday, November 18, 2021

Time: 09:00 AM, Central Standard Time

Place: A live webcast of the Annual Meeting will be

available online at www.proxydocs.com/EAT

To attend, participate and vote at the meeting visit www.proxydocs.com/EAT

SEE REVERSE FOR FULL AGENDA

Brinker International, Inc.

2021 Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

PROPOSAL

1.	Election of Directors

Nominees:

1.01 Joseph M. DePinto

1.02 Frances L. Allen

1.03 Cynthia L. Davis

1.04 Harriet Edelman

1.05 William T. Giles

1.06 James C. Katzman

1.07 Alexandre G. Macedo

1.08 Prashant N. Ranade

1.09 Wyman T. Roberts

2.	Ratification of the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year 2022.

3.	Advisory Vote to Approve Executive Compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.